UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  December 26, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of October 1, 2002, providing for, inter alia, the issuance of CSFB Home Equity Trust Series 2002-4 Home Equity Pass-Through Certificates, Series 2002-4)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-31              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Home Equity Trust Series 2002-4 Home Equity Pass-Through
Certificates, Series 2002-4 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of October 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Ocwen Federal Bank FSB, as servicer, Washington Mutual Bank FA, as servicer, and JPMorgan Chase Bank, as trustee.

     On December 26, 2002 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 26, 2002 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
CSFB Home Equity  Trust  Series  2002-4 Home Equity
Pass-Through Certificates, Series 2002-4
---------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  December 31, 2002           By:   /s/  Andreas Auer
                                  ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on December 26, 2002



                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-4
                                Statement to Certificate Holders
                                      December 26, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1     155,000,000.00     155,000,000.00   3,056,037.45     470,166.67  3,526,204.12       0.00         0.00      151,943,962.55
A2      50,000,000.00      50,000,000.00     985,818.53     159,466.67  1,145,285.20       0.00         0.00       49,014,181.47
A3     115,200,000.00     115,200,000.00   2,069,430.26     217,856.00  2,287,286.26       0.00         0.00      113,130,569.74
A4      20,000,000.00      20,000,000.00           0.00      97,376.67     97,376.67       0.00         0.00       20,000,000.00
AR             100.00             100.00         100.00           0.96        100.96       0.00         0.00                0.00
M1      38,850,000.00      38,850,000.00           0.00     107,409.46    107,409.46       0.00         0.00       38,850,000.00
M2      26,250,000.00      26,250,000.00           0.00      94,966.67     94,966.67       0.00         0.00       26,250,000.00
B       14,700,000.00      14,700,000.00           0.00      59,526.83     59,526.83       0.00         0.00       14,700,000.00
P              100.00             100.00           0.00      59,192.12     59,192.12       0.00         0.00              100.00
X2               0.00               0.00           0.00           0.00          0.00       0.00         0.00                0.00
TOTALS 420,000,200.00     420,000,200.00   6,111,386.24   1,265,962.05  7,377,348.29       0.00         0.00      413,888,813.76

X1     420,000,000.00     420,000,000.00           0.00   2,683,038.39  2,683,038.39       0.00         0.00      413,888,613.76
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1     22541NQS1    1,000.00000000     19.71637065       3.03333335      22.74970400     980.28362935        A1      3.640000 %
A2     22541NQT9    1,000.00000000     19.71637060       3.18933340      22.90570400     980.28362940        A2      3.827200 %
A3     22541NQU6    1,000.00000000     17.96380434       1.89111111      19.85491545     982.03619566        A3      1.840000 %
A4     22541NQV4    1,000.00000000      0.00000000       4.86883350       4.86883350   1,000.00000000        A4      5.842600 %
AR     22541NQW2    1,000.00000000  1,000.00000000       9.60000000   1,009.60000000       0.00000000        AR     11.535700 %
M1     22541NQX0    1,000.00000000      0.00000000       2.76472227       2.76472227   1,000.00000000        M1      2.690000 %
M2     22541NQY8    1,000.00000000      0.00000000       3.61777790       3.61777790   1,000.00000000        M2      3.520000 %
B      22541NQZ5    1,000.00000000      0.00000000       4.04944422       4.04944422   1,000.00000000        B       3.940000 %
P      22541NRA9    1,000.00000000      0.00000000 ################ ################   1,000.00000000        P      11.535700 %
TOTALS              1,000.00000000     14.55091269       3.01419392      17.56510661     985.44908731

X1     22541NRB7    1,000.00000000      0.00000000       6.38818664       6.38818664     985.44908038        X1      0.000005 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Scott B. Rubin
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-4507
                               Fax: 212) 623-5930
                           Email: scott.b.rubin@chase.com


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-


                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-4
                                        Statement to Certificate Holders
                                           December 26, 2002


Exhibit V(v)    Principal Remittance Amount                                            6,111,386.24

                Scheduled Principal Prepayments                                          336,759.82

                Principal Prepayments                                                  5,424,839.26

                Curtailments                                                             342,426.95

                Cutailment Interest Adjustments                                            2,386.39

                Repurchase Principal                                                           0.00

                Substitution Amounts                                                           0.00

                Net Liquidation Proceeds                                                       0.00

                Other Principal Adjustments                                                4,973.82

                Gross Interest                                                         3,998,312.99

                Reimbursements of Non-Recoverable Advances Previously Made                      0.00

                Recovery of Reimbursements Previously Deemed Non-Recoverable                    0.00

Prepayment Penalties
                Number of Loans with Respect to which Prepayment Penalties were Collected         37

                Balance of Loans with
                Respect to which Prepayment Penalties were Collected                    1,275,450.93

                Amount of Prepayment Penalties Collected                                   59,191.16


                                      -7-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-4
                                        Statement to Certificate Holders
                                            December 26, 2002

                        Beginning Number of Loans Outstanding                                             10,450

                        Beginning Aggregate Loan Balance                                          396,174,676.18

                        Ending Number of Loans Outstanding                                                10,316

                        Ending Aggregate Loan Balance                                             390,063,289.94

                        Servicing Fees                                                                165,236.83

                        Trustee Fee, Credit Risk Manager Fee, & FSA Premium                            21,346.84

                        Current Advances                                                                     N/A

                        Aggregate Advances                                                                   N/A

                        Delinquent Mortgage Loans
                Group 1
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month         60            2,384,091.87                  0.61 %
                2 Month         24            1,321,969.65                  0.34 %
                3 Month          3              123,792.61                  0.03 %
                 Total          87            3,829,854.13                  0.98 %

                * Delinquent Bankruptcies are included in the table above.



                                    -8-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-4
                                        Statement to Certificate Holders
                                            December 26, 2002


                Bankruptcies

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                11                423,497.32                 0.11 %

                * Only Current Bankruptcies are reflected in the table above.


                Foreclosures

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00 %


                REO Properties

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00%



                                    -9-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-4
                                        Statement to Certificate Holders
                                           December 26, 2002

                        Current Realized Losses                                                         0.00

                        Cummulative Realized Losses (Total)                                             0.00

                        Amount on Deposit in Pre-Funding Account                               23,825,523.82

                        Capitalized Interest Requirement                                           78,079.96

Sec. 4.04 (a)(xv)       Insured Payments                                                                0.00

Trigger Event           Trigger Event Occurrence (Effective December 2005)                              NO
                        (Is Rolling 3 Month Delinquency Rate > 19% of Sr. Enhancement%?)
                        Rolling 3 Month Delinquency Rate                                         0.37065 %
                        Sr. Enhancement Percentage x 19%                                         3.88706 %
                                OR
                        (Does Cumulative Loss % of Orig. Agg. Collateral Bal.
                        exceed Cumulative Loss Limit)
                        Cumulative Loss % of Original Aggregate Collateral Balance                  0.00 %
                        Cumulative Loss Limit                                                       6.00 %


Exhibit V(v)            Targeted Overcollateralization Amount                                  15,750,000.00
                        Ending Overcollateralization Amount                                             0.00
                        Ending Overcollateralization Deficiency                                15,750,000.00
                        Overcollateralization Release Amount                                            0.00
                        Monthly Excess Interest                                                 2,683,038.39
                        Payment to Class X-1                                                    2,683,038.39


                                    -10-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
